© 2008 Northern Trust Corporation
Service Expertise Integrity
Frederick H. Waddell
President & Chief Executive Officer
NORTHERN TRUST
CORPORATION
2008 UBS Global Financial
Services Conference
May 13, 2008
EXHIBIT 99.1

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Forward Looking Statement
This presentation may include forward-looking statements such as statements that relate to Northern Trust’s financial goals, dividend policy, expansion and business development plans, anticipated expense levels and projected profit improvements, business prospects and positioning with respect to market, demographic and pricing trends, strategic initiatives, re-engineering and outsourcing activities, new business results and outlook, changes in securities market prices, credit quality including reserve levels, planned capital expenditures and technology spending, anticipated tax benefits and expenses, and the effects of any extraordinary events and various other matters (including with respect to litigation, other contingent liabilities and obligations, and regulation involving Northern Trust and changes in accounting policies, standards and interpretations) on Northern Trust’s business and results. These statements speak of Northern Trust’s plans, goals, targets, strategies, beliefs, and expectations, and refer to estimates or use similar terms.
Actual results could differ materially from those indicated by these statements because the realization of those results is subject to many risks and uncertainties.
Our 2007 financial annual report and periodic reports to the SEC contain information about specific factors that could cause actual results to differ, and you are urged to read them. Northern Trust disclaims any continuing accuracy of the information provided in this presentation after today.

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Client-centric and Highly Focused
Northern Trust Clients
Pension Funds
Large Corporations
Investment Management Firms
Foundations / Endowments / Healthcare
Insurance Companies
Government Agencies
Taft-Hartley
Individuals
Families
Asset
Servicing
Highly Focused Business
Personal
Clients
Institutional
Clients
Two Client Channels
Integrated Operations & Technology Platform
Asset
Management
One Operating Platform
Banking

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Client-centric and Highly Focused
Credit Cards
Retail Banking
Consumer Finance
Venture Capital
Stock Transfer
DC Record Keeping
Investment Banking
Sub-Prime Mortgage Underwriting
Asset Backed Commercial Paper Conduits
Private Equity Bridge Financing
Discount Brokerage
American Depositary Receipts
While we do adjust our actions to align with prevailing conditions,
Northern Trust has resisted the temptation to change our business or risk profile to capitalize on temporarily shifting cycles.
Businesses Northern Trust is NOT in:

© 2008 Northern Trust Corporation
Service Expertise Integrity
Personal Financial Services
Comprehensive, customized and
innovative financial solutions
for successful individuals, families, and
their businesses.

$1-$10 Million
$10-$75 Million
$75+ Million

Northern Trust

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Personal Financial Services
Extensive Reach in High Growth Target Market
85 PFS Offices in 18 States
Over 50% of the U.S. millionaire market resides
within a 45-minute drive of Northern Trust offices.
Arizona
(8)
Florida
(25)
Illinois
(19)
Colorado
(1)
Nevada
(1)
Missouri
(1)
Minnesota
(1)
Washington
(1)
Michigan
(3)
Texas
(7)
California
(11)
New York (1)
Connecticut (1)
Delaware (1)
Georgia
(1)
Massachusetts (1)
Wisconsin
(1)
Ohio
(1)
Projected Annual
Household Growth Rates
2007 - 2012
8.1%
9.9%
14.3%
Growth Rate by
Household Asset Size

PHILANTHROPIC SERVICES
CREATING A LEGACY
BANKING & INVESTMENTS
BUILDING & MANAGING WEALTH
CLIENT
PROTECTING & TRANSFERRING WEALTH
TRUST & ESTATE SERVICES
FINANCIAL PLANNING

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Personal Financial Services
Clients Are at the Center of Everything We Do
An holistic approach to supporting our clients’
financial goals and aspirations
Retirement Services
Qualified Plan Services
Defined Benefit Plans
Defined Contribution Plans
Recordkeeping
Investment Management
Benefit Payment Services
Trust Services
Fiduciary Administration and
Oversight
Family Business Services
Philanthropic Services
Estate Settlement Services
Real Estate and Farm
Management
Asset Custody
Minerals Management
Brokerage
Full-Service Brokerage
Money Market Instruments
Safekeeping
Online Access
Access to Your Banking, Trust, Investment
Management, Mutual Funds and Brokerage
Information, via Northern Trust Private Passport
® and Wealth Passport ®
Financial Planning
Retirement Planning
Estate Planning
Tax Planning
Stock Option Planning
Asset Allocation
529 Plans
Corporate Banking
Working Capital and General Corporate Loans
Secured and Cash Flow Lending
Acquisition Financing
Industrial Development Bonds
Equipment Finance and Leasing
Asset Management
Structured Investment Services
Asset Allocation
Equity Investing
Fixed Income Investing
Short-Term Asset Management
Indexing
Alternative Investments
Single Stock Strategies
Private Banking
Personal Credit Lines and Swing
Loans
Real Estate Development Loans
Margin Loans
Stock Option Lending
Home Mortgages
Equity Credit Lines
Wealth Management Group
Family Office Support
Multigenerational Wealth Management
Global Asset Servicing for Multi-Manager
Investment Programs
Data Aggregation and Customized Reporting
Tax Lot and Partnership Accounting
Investment Consulting and Performance Measurement

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Private Client Revenues
(As a Percentage of Total Company Revenues, Full Year 2007)
Source: Company Fourth Quarter 2007 Earnings Release reports;  *Merrill Lynch percentage based on 2006 data
35%
30%
16%
12%
10%
10%
9%
5%
42%
Northern
Trust
Wachovia
Citigroup Wilmington
Trust
Bank of
America
JP Morgan
Chase
Merrill
Lynch*
Goldman
Sachs
Bank of
NY
Mellon
Personal Financial Services
Our Focus on the Affluent Market is Unmatched

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Personal Trust Assets
($ Billions)
Source: SNL Financial; As of December 31, 2007
2.
3.
4.
5.
6.
7.
8.
9.
10.
Largest Personal
Trust Bank in U.S.
Source: SNL Financial
Northern Trust $205.3 1.
Bank of America 127.5
JPMorgan Chase 84.5
Citigroup 69.9
Wachovia 61.9
Bank of NY Mellon                        50.7
U.S. Bancorp 42.9
Wells Fargo 42.2
PNC Financial 35.3
SunTrust 27.3
Personal Financial Services
Largest Personal Trust Provider in the U.S.

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$189
$195
$160
$114
$101
$38
$28
$65 $65
$61
$52
$82
1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 3/31/08
Industry Leading Provider to the
Wealthiest Families:
~400 family relationships in 15 countries
Average relationship size = $470+ million
20% of Forbes 400 Richest Americans
AUC CAGR 1997-1Q08 = 21%
S&P 500 CAGR 1997-1Q08 = 3%
Wealth Management – Assets Under Custody
($ Billions)
Personal Financial Services
Spotlight:
Outstanding Growth in Wealth Management

© 2008 Northern Trust Corporation
Service Expertise Integrity
Corporate & Institutional
Services
Global leader in managing the
sophisticated financial needs of
corporations, public entities, foundations,
endowments, insurance companies and
investment managers worldwide.

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Corporate & Institutional Services
Positioned Globally for Growth
Positioned to serve clients locally and capitalize on global opportunities.
Dublin
Limerick
17 Locations
Worldwide
Trade Settlement
in 90+ Markets
Clients in
41 Countries
Chicago
(Corporate
Headquarters)
Toronto London New
York
Luxembourg Amsterdam
Guernsey
Jersey
Singapore
Beijing
Tokyo
Bangalore
Hong Kong
Melbourne
Abu Dhabi
North America
Europe, Middle East, & Africa
Asia
Pacific

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Corporate & Institutional Services
A Worldwide Leader in the Institutional Marketplace
Fund
Services
Fund Accounting
Investment Operations
Outsourcing
Active Collateral Management
Hedge Fund Administration
Private Equity Administration
Property Administration
Asset
Servicing
Safekeeping
Settlement
Income Collection
Corporate Actions
Information
Services
Risk
Management
Services
Cash
Active
Quantitative
Securities Lending
Manager of Managers
Foreign Exchange
Transition Management
Commission Management
Accounting
Reporting
Valuation
Attribution Analysis
Value at Risk
Cross-Border Pooling
patent pending
Rates of Return
Multinational HQ Reporting
Regulatory Reporting
Compliance Monitoring
Market Event Analytics
Socially Responsible Investing
Asset
Management
Asset
Servicing

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Corporate & Institutional Services
Strong Presence in Target Institutional Segments
Pension Plans
Foundations, Endowments &
Healthcare
Public Funds / Taft-Hartley
100 U.S. Corporate Plans 40%
200 U.S. Funds 40%
200 U.K. Funds 29%
Northern
Serves
Of the Top
Northern
Serves
Of the Top
25 Taft-Hartley Funds 40%
100 U.S. Public Funds 37%
U.K. Local Authority 30%
50 U.S. Foundations 30%
50 U.S. Endowments 26%
50 U.S. Healthcare Funds 36%
Northern
Serves Of the Top
Source: Pensions and Investments 21 January 2008 (US Pensions), 24 December 2007 (Foundations & Endowments), 28
May 2007 (Asset Managers); Pension Funds and Their Advisors, 2007 (UK Funds); Money Market Directory, 2007
(Healthcare Funds); Lipper Fitzrovia Dublin Fund Encyclopaedia, Administrators, 2006/2007; Lipper Fitzrovia Guernsey
Fund Encyclopaedia, Administrators, 2006/2007.
Fund Administration
• Serves 27% of the Top 200 Asset
Managers in the world
• #1 Provider of Offshore Private
Equity Fund Administration services
in Europe
• Fund Administrator for more funds in
Ireland and Guernsey than any other
provider

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9%
19%
22%
24%
21%
24%
27%
29%
35%
46%
7%
23%
16%
16% 16%
21%
1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007
% of Northern Trust Corporation Net Income*
resulting from International Activities
Corporate & Institutional Services
Spotlight:
Increasing Contribution from International Activities
*2007 net income excludes the impact of the VISA indemnification charge

© 2008 Northern Trust Corporation
Service Expertise Integrity
Northern Trust Global
Investments
Global, multi-asset class investment
manager providing private and
institutional clients with comprehensive,
value-added investment solutions.

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Northern Trust Global Investments
Diversified, World Class Investment Manager
$778.6 Billion
Assets Under Management as of March 31, 2008
$457 Billion
(59%)
Active
$281 Billion
(36%)
Quantitative
$41 Billion
(5%)
Manager of Managers
A Diversified Asset Manager
Across Asset Classes Across Client Segments
$633 Billion
Institutional
$146 Billion
Personal
Across Styles
Fixed Income
$98 Billion
(13%)
Equities
$283 Billion
(36%)
Short
Duration
$387 Billion
(50%)
Other
$11 Billion
(1%)

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Canadian & UK Programs
Int’l/US Equity Manager of Managers
Minority and Emerging Managers
Investment Program Solutions
International Equities
EAFE Index
Technology
Large Cap Growth
Socially Responsible
Tax Advantaged
Fixed Income and Equity Index Funds
Core Fixed Income
Municipals
Government
Short/Intermediate Duration Fixed Income
Cash Management
Investment Options
Northern Trust Global Investments
A Continuum of Investment Solutions
Multi-Advisor Funds
Hedge Funds
Private Equity
Small Cap Growth
Mid Cap Growth
Large Cap Value
Exchange Fund
Enhanced Index Funds
International Fixed Income
High Yield
Stable Value
Active Investment
Management
Growth & Value Equity
Short & Long Duration Fixed Income
Quantitative Management
Index & Enhanced Capabilities
Manager of Managers
Investment Program Solutions
Emerging & Minority Programs
Alternative Investments
PRODUCT BREADTH
Methods of Delivery
Separate Accounts
Collective Funds
Common Funds
Mutual Funds
Methods of Delivery:
Separate Accounts
Collective Funds
Common Funds
Mutual Funds

Integrity Expertise Service
$197
$233
$292
$326
$320
$303
$479
$572
$618
$697
$757
$779
1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 3/31/08
Assets Under Management
$ Billions
12/31/97 to 3/31/08 CAGR
Northern Trust 14%
S&P 500 3%
Northern Trust Global Investments
Strong Growth in Assets Under Management
Acquired $75 of
Index Assets

© 2008 Northern Trust Corporation Service Expertise Integrity Financial Performance

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Revenue Stream
Revenue Stream – Dominated by Fee Income
74% of Total Revenues derived from Non-Interest Income in 2007.
Top 20 Bank average equaled 48%.
Differentiated Business Model
Top 20 Bank Source: SNL Financial

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Top 20 Bank Source: SNL Financial;  *As of December 31, 2007
Revenue Stream
Revenue Stream – Dominated by Fee Income
74% of Total Revenues derived from Non-Interest Income in 2007.
Top 20 Bank average equaled 48%.
Differentiated Business Model
Loan Portfolio
Loan Portfolio – High Quality
Nonperforming assets represented only 0.13% of total outstanding loans as of March 31,
2008.
Top 20 Bank average equaled 0.87%.*
Nonperforming assets were covered 4.6x by credit loss reserves as of March 31, 2008.
Top 20 Bank average equaled 2.3x.*

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Top 20 Bank Source: FR Y-9C reports and SNL Financial;  *As of December 31, 2007
Revenue Stream
Revenue Stream – Dominated by Fee Income
74% of Total Revenues derived from Non-Interest Income in 2007.
Top 20 Bank average equaled 48%.
Differentiated Business Model
Loan Portfolio
Loan Portfolio – High Quality
Nonperforming assets represented only 0.13% of total outstanding loans as of March 31,
2008.
Top 20 Bank average equaled 0.87%.*
Nonperforming assets were covered 4.6x by credit loss reserves as of March 31, 2008.
Top 20 Bank average equaled 2.3x.*
Securities Portfolio
Securities Portfolio – High Quality and Short Duration
92% of Northern Trust’s total securities portfolio was composed of triple-A rated securities as of March 31, 2008.
75% of Earning Assets reprice or mature within one year as of December 31, 2007.
Top 20 Bank average equals 52%.*
78% of Interest-Bearing Deposit liabilities reprice or mature within one year as of
December 31, 2007.
Top 20 Bank average equals 48%.*

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Strong Performance in First Quarter 2008
NTRS’
First
Quarter
2008:
Tumultuous environment Tumultuous environment continued in First Quarter 2008
Record Record operating net income, up 24% vs First Quarter 2007
Record Record total revenues, up 19% vs First Quarter 2007
6% growth in assets under custody vs First Quarter 2007
3% growth in assets under management vs First Quarter 2007
Operating EPS: Completed 13
th
consecutive consecutive quarter quarter of double-digit,
year-over-year growth
Common Equity: Completed 80
th
consecutive consecutive quarter quarter of growth
Credit quality improved: nonperforming assets decreased and
reserve reserve ratios ratios improved improved vs First Quarter 2007
No No
securities or leveraged loan write-downs
3/31/08 vs 3/31/07: S&P 500 -6.9%; EAFE -16.9%
Note: Operating results exclude the effects of VISA items recognized in First Quarter 2008

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Well Positioned for Future Success
Attractive Demographic Markets
Focused and Conservative Strategy
Client Centricity
Consistent Leadership and Philosophy
Excellence in Execution
Success Due to Enduring Principles and Strategies:

© 2008 Northern Trust Corporation
Service Expertise Integrity
Frederick H. Waddell
President & Chief Executive Officer
NORTHERN TRUST
CORPORATION
2008 UBS Global Financial
Services Conference
May 13, 2008